September 2010 Exhibit 99.1

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws.
Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-
Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the use of proceeds from our initial public offering and the concurrent private placement; our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for our target assets; our expected leverage; general volatility of the securities markets in which we invest; our expected investments; our expected co-investment allocations and related requirements; interest rate mismatches between our target assets and our borrowings used to fund such investments; changes in interest rates and the market value of our target assets; changes in prepayment rates on our target assets; effects of hedging instruments on our target assets; rates of default or decreased recovery rates on our target assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility;
impact of changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S.
federal income tax purposes; our ability to maintain our exemption from registration under the 1940 Act; availability of investment opportunities in mortgage-related and real estate-related investments and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy.
While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance.
Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.
Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of
Colony Financial, Inc. may vary materially.

Colony Financial, Inc. Overview
Colony Financial, Inc. (NYSE: CLNY)
•
Commercial mortgage REIT focused on acquiring and originating commercial real estate mortgage loans and real estate-related debt at attractive risk-adjusted returns
•
Priced September 23, 2009 at $20.00/share raising gross proceeds of $292.5 million
•
Clean balance sheet with no legacy investments contributed at IPO
•
Current annualized dividend of $1.00 per share with additional upside potential from: (i)
full IPO equity and credit facility deployment and (ii) future capital appreciation events within existing portfolio
•
2Q 2010 fair value / share of $20.30
•
Externally managed by a subsidiary of global real estate manager Colony Capital, LLC
Since the IPO, Colony Financial has participated in all 19 new
Colony Capital-sourced investments, primarily involving opportunistic secondary debt acquisitions and loan originations, representing $1.6 billion of equity deployment; $256 million allocated to Colony Financial
Approximately 93% of IPO Capital Invested / Committed To-Date

Key Financial Metrics
4Q09 1Q10 2Q10
Aggregate Equity Deployed/Committed (millions) $154.9 $214.5 $256.5
(% of net IPO proceeds) 56% 78% 93%
GAAP Earnings/Core Earnings
(1)
per Diluted Share
($0.06) $0.14 $0.24
Adjusted Net Income
(2)
per Diluted Share $0.07 $0.18 $0.25
Dividends Paid per Diluted Share $0.07 $0.16 $0.21
Book Value per Share $18.68 $18.68 $18.70
Fair Value per Share
(3)
$18.69 $19.66 $20.30
Shares Outstanding (thousands) 14,631 14,631 14,631
Effective Leverage
(4)
3% 14% 14%
(1) Core Earnings is a non-GAAP financial measure that adjusts net income, computed in accordance with GAAP, by excluding (i) non-cash equity compensation expense,
(ii) the expenses incurred in connection with the formation of the Company and the Initial Public Offering, including the initial underwriting discounts and commissions and the Additional Underwriting Discount, (iii) the Incentive Fee, (iv) real estate depreciation and amortization, (v) any unrealized gains or losses from mark to market valuation changes (other than permanent impairment) that are included in net income, (vi) one-time events pursuant to changes in GAAP and (vii) non-cash items which in the judgment of management should not be included in Core Earnings.  For clauses (vi) and (vii), such exclusions shall only be applied after discussions between the
Manager and the Independent Directors and approval by a majority of the Independent Directors.
(2) Adjusted Net Income is a non-GAAP financial measure that adjusts net income, computed in accordance with GAAP, by eliminating one-time investment transaction costs incurred by our unconsolidated joint ventures in connection with their acquisition of assets.
(3) Based on CLNY’s prorata share of fair values for investment assets calculated for investment funds managed by affiliates of our manager using methods of fair value as described in FASB ASC 820.
(4) Effective Leverage based on pro rata share of unconsolidated JV debt in FDIC and TALF investments.

Differentiated Hybrid Return Strategy
Current portfolio offers a unique hybrid return profile targeting mid-teens returns primarily on an unleveraged basis
•
Current annualized dividend of $1.00 per share generated from existing portfolio with further upside potential upon full IPO equity and credit facility deployment
•
Current yield will be supplemented by back-ended capital appreciation events
•
Equity-like overall returns targeted with more conservative leverage and investment bias towards senior loans and first mortgages
•
Currently, no intention to use permanent balance sheet leverage; only interim financing from pending $75 million credit facility
Colony Financial
Mortgage REITs
Equity REITs
Hybrid Return Profile
Summary Balance Sheet
($ in millions)
Assets 06/30/10
Investments in unconsolidated JVs $223.5 82% first mortgage
Loan receivables, net 10.9 /senior loans
Cash & other assets 55.9
Total Assets $290.3
Liabilities and Equity
Long term debt 0.0 <-- No Balance Sheet Debt
Other liabilities 16.8
Stockholders' equity 273.6
Total Liabilities and Equity $290.3
CRE mREIT Leverage as of 06/30/10
Gen2 CRE
Legacy CRE
CLNY (1) mREIT Peers (2)
mREIT Peers (3)
14%
45%
89%
Capital Appreciation
Source: CLNY’s SEC filing and Capital IQ.
(1) Effective leverage based on pro rata share of unconsolidated JV debt in FDIC and TALF investments.
(2) Straight average debt to total capital of STWD, CXS and ARI as of June 30, 2010.
(3) Straight average debt to total capital of SFI, RSO, NRF, NCT, RAS, GKK and CT as of June 30, 2010.
Low Leverage

Management/Colony Capital Platform
•
Meaningful participation in all Colony Capital-sourced investments meeting
CLNY’s investment criteria
> No conflicts with other Colony-managed private funds
> Allows CLNY to invest in large, proprietarily-sourced transactions
•
Colony Capital is a global real estate investment manager with over 200 employees in 13 offices across 10 countries
•
CLNY is a fully integrated capital source within the Colony Capital debt platform, the primary investment activity within Colony currently
•
Management possesses key relationships with the government (including
FDIC), banks and other financial institutions, public and private real estate companies
•
Our manager’s in-house asset management team is led by highly experienced professionals with successful RTC workout and resolution experience
•
Substantial alignment – management has personally invested $16 million alongside shareholders in CLNY and private fund limited partners in our existing portfolio (>5% of CLNY’s overall investment)

CLNY Shares: Attractive Risk-Adjusted Opportunity
CLNY shares closed at $18.23 on 09/10/10 representing a 3% and 10% discount to book value and fair value, respectively
Source:  CLNY’s SEC filing.
(1)Based on CLNY’s prorata share of fair values as of June 30, 2010 calculated for investment funds managed by affiliates of our manager using methods of fair value as described in FASB ASC 820.
Book Value / Fair Value Analysis as of 06/30/10
($ in millions)
Assets Book Value Fair Value
Investments in unconsolidated JVs $223.5 $246.8
(1)
Loan receivables, net 10.9 11.0
(1)
Cash & other assets 55.9 55.9
Total Assets $290.3 $313.7
Liabilities & Minority Interest
Liabilities & Minority Interest 16.8 16.6
Book Value / Fair Value $273.5 $297.1
Per Share $18.70 $20.30
Current Share Price Discount -3% -10%

Investment Strategy
Targeted Strategy Description Recent Colony Investments
Loan Acquisitions
63% of current portfolio
• U.S. Life Insurance Loan
Portfolio
• DB & Barclays FDIC Portfolio
• Class A Manhattan Office
• Spanish REOC/Colonial Loan
• U.S. Commercial Bank Loan
Portfolio
• German Loan Portfolios
• Purchase re-underwritten CRE loans at a
discount from FDIC, banks, life companies, CRE
funds and other finance companies
• Weighted average purchase price of 59% of par
• Performing loan purchases have a weighted
average current yield of 8%
• Performing, sub-performing and non-performing
loans
• Value-added strategies include loan-to-own,
discounted payoffs and loan modifications
Loan Originations
24% of current portfolio
• WLH Secured Loan
• West Village Townhomes
• Midwest Multifamily/Retail Loan
• Originate well structured and
re-underwritten CRE loans
• Weighted average current yield of 14%
• Senior loans (i.e. first mortgages), b-notes,
mezzanine loans
• Priming loans / DIP lending / rescue capital
Special Situations/Other
13% of current portfolio
• First Republic Bank
• AAA CMBS TALF
• WLH Land Sale/Easement-Back
• Cash income producing investments have a
weighted average current yield of 13%
• Minority equity positions in banks
• CMBS/CRE CDO

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ColonyFinancial, Inc.

CLNY Current Portfolio
($ in millions)
Transactions
Date
Acquired
CLNY
Description Invested Committed Total % Owned
(1)
U.S. Life Insurance Loan Portfolio Dec-09 $49.7 $49.7 37.9%
25 performing, fixed rate first mortgages secured by
commercial real estate
WLH Secured Loan Oct-09 48.0 48.0 24.0%
Senior secured term loan secured by first mortgages on
residential land and security interests in cash and other assets
DB FDIC Portfolio Jan-10 33.0 1.7 34.7 33.3%
Approximately 1,200 performing and non-performing loans
secured mostly by commercial real estate
First Republic Bank Jun-10 24.0 24.0 5.9% Equity stake in approximately $20 billion retail bank
Class A Manhattan Office Mar-10 15.0 15.0 33.3%
First mortgage pari-passu participation interest secured by
Class A midtown Manhattan office building
Spanish REOC/Colonial Loan Nov-09 12.5 0.8 13.3 5.1%
Syndicated senior secured loan to a Spanish commercial real
estate company
Hotel Portfolio Loan
Apr-10
10.7 10.7 33.3% Performing mezzanine loan on 103 hotel portfolio
Barclays FDIC Portfolio Jul-10 10.0 0.3 10.3 4.5%
Approximately 1,600 performing and non-performing loans
secured mostly by commercial real estate
West Village Townhomes Mar-10 9.9 9.9 33.3%
Recourse loan secured by first liens on two West Village
Manhattan townhomes and a photography catalogue
U.S. Commercial Bank Loan
Portfolio
Dec-09 6.7 6.7 33.3%
10 Performing and one delinquent, fixed rate first mortgages secured by commercial real estate
German Loan Portfolio I Dec-09 5.3 5.3 33.3%
94 primarily first mortgage non-performing commercial real
estate loans
German Loan Portfolio III Jul-10 5.3 5.3 10.6% 18 non-performing commercial real estate loans
Midwest Multifamily/Retail Loan May-10 3.3 1.3 4.6 33.3%
DPO financing on a Midwest multifamily/retail mixed use
property
CMBS-Related Bond May-10 4.3 4.3 32.7%
Senior bond secured by seasoned CMBS bonds, US Treasuries
and a B-note
German Loan Portfolio II May-10 3.5 3.5 33.3% 211 non-performing commercial real estate loans
WLH Land Sale/Easement-Back Dec-09 3.4 3.4 24.0% Approximately 1,100 residential lots in a sale/easement
Hilton Mezzanine Debt Jul-10 3.3 3.3 100.0% Performing mezzanine loan in newly restructured capital stack
Westlake Village Loan Oct-09 2.5 2.5 33.3% First mortgage commercial loan
AAA CMBS Financed with TALF
Oct-09
2.0 2.0 32.7% AAA CMBS security financed with five-year TALF
TOTAL – Closed & Pending $252.4 $4.1 $256.5
(1) CLNY’s ownership percentage in total invested by CLNY and investment funds managed by affiliates of our Manager.
$

Individual Deal Summaries Investments Equal To Or Greater Than $15 Million

U.S. Life Insurance Loan Portfolio
Investment Description
•
Dec-09 purchase of 25 performing, first lien
commercial loans for $131 million from a
U.S. life insurance company  (25% discount
to portfolio UPB of $175 million)
•
Assets located nationwide with largest
concentration in PA (21% of UPB), NC (12%),
CA, IL, MI, MO, NV, and UT (7-9% each) – 47%
retail, 28% office, 22% industrial, 3% hotel
•
Portfolio generates average interest yield of 8%
and cash yield of 10% including principal amortization on purchase price basis
> At acquisition, loans in portfolio had been current for 32 months and had a remaining term of 88 months
•
Expected that majority of loans will perform to maturity with some loans modified or resolved early through discounted payoff or foreclosure

William Lyon Homes
Experience the pride.

ColonyFinancial, Inc.

William Lyon Homes Secured Loan
Investment Overview
•
Oct-09 origination of $206 million senior first mortgage loan secured by real estate and $71 million of pledged cash
•
WLH has built over 100,000 homes since 1956
> WLH owns and controls approximately 11,000 lots,
homes and models
•
14% coupon and 3% origination fee; 5-year term (matures Oct-14)
> Interest only with full recourse to WLH
•
Debt proceeds used by WLH to increase near-term corporate liquidity, accelerate development and sale of selected projects, extinguish revolver debt and acquire new assets at distressed pricing

DB FDIC Portfolio
Investment Overview
•
Jan-10 portfolio acquisition of approximately 1,200 loans
with aggregate unpaid principal balance of approximately
$1.0 billion for 44% of face value
•
Deutsche Bank served as advisor to FDIC on sale of 40%
managing member equity interest in newly formed limited
liability company created to hold acquired loans, with FDIC
retaining remaining 60% equity interest
•
FDIC provided highly favorable financing ($233 million – 50% LTV) at 0% interest rate;
cash flow sweep after fees and expenses, no covenants
•
Majority of portfolio comprised of non-performing and sub-performing loans secured by first priority liens on CRE assets and land
> Primarily in California, Nevada, Arizona, Georgia and Florida
•
All loans boarded onto loan servicing and asset management systems
•
Asset managers establishing and executing business plans on asset by asset basis
> Borrowers contacted and discussions underway regarding modifications;
foreclosure and other legal strategies being pursued where necessary

FIRST REPUBLIC BANK

It's a privilege to serve you®

ColonyFinancial, Inc.

First Republic Bank (“FRB”)
Investment Description
•
Oct-09, Colony Capital, alongside General Atlantic,
co-led a group of investors in signing an agreement
to acquire First Republic Bank from Bank of America
Corporation (“BAC”)
•
Unique opportunity to acquire a best-in-class relationship
bank led by Jim H. Herbert, II and Katherine August-deWilde
•
Closing of management-led buyout occurred on June 30 , 2010
> FRB had approximately $20 billion of total banking assets, $18 billion of deposits and $15 billion of wealth assets under management
•
FRB has tangible equity capital of over 8%, loan delinquencies of less than 20 basis points, and is profitable
th

Class A Manhattan Office
Investment Description
•
Mar-10 acquisition of $66 million pari-passu participation in
$1.2 billion first mortgage on mid-town Manhattan
office building for $45 million (32% discount to UPB)
> Represents 5.4% of first mortgage, which consists
of $930 million of CMBS and $286 million of
non-securitized pari-passu first mortgage notes
> 6.4% coupon; 10% cash yield at acquisition;
matures Feb-17
> 1.4 million SF Class A building built in 1957
> Acquisition basis of $585/SF (vs. $858/SF face value)
> Office building acquired by owners Feb-07 for $936/SF
•
Occupancy at acquisition of 86%
> In-place rents of $64/SF well below recent lease comps
•
Loan transferred to special servicing in Mar-10 prior to our acquisition as necessary step to allow for restructuring
discussions

Market Opportunity
1) Pipeline continues to expand at an
accelerating rate
2) FDIC continues to take over failed depository
institutions at a fast pace – 230 banks since
January 2009 with $245 billion of assets
(1)
; 829
banks and $403 billion of assets on FDIC’s
“Problem List”
(2)
3) Large banks’ improved financial health creating
more “ready, willing and able” sellers
> “Extend and pretend” strategy becoming
less prevalent
4) Nearly $1 trillion CRE debt maturities originally
scheduled for 2011-2013 and supplemented by
many short-term extensions from 2008-2010
5) CRE fundamentals remain weak – increasing
number of properties requiring liquidity
where lenders are forced to take action
LARGE
EXISTING
DEAL
PIPELINE
(1) FDIC and Colony Capital as of July 2010.
(2) FDIC as of June 30, 2010.

Why CLNY?
A Highly Differentiated Strategy and Platform
•
Equity-like returns in commercial real estate debt investments with a meaningful current income component
•
Core/integral business for our sponsor Colony Capital
•
Significant pipeline includes many proprietarily-sourced deals
•
Current strategy is risk averse by design, until commercial real estate fundamentals stabilize
> Investment bias towards senior loans and first mortgages
> Target asset classes and geographic markets experiencing improved performance
> No permanent balance sheet leverage except for subsidized seller financing and interim use of pending credit facility